SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 29, 2005



                     SECURITY NATIONAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in this Charter)



         Utah                         0-9341                 87-0345941
       --------                     ---------              -------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification No.)




5300 South 360 West,  Salt Lake City, Utah                       84123
------------------------------------------                     ---------
(Address of principal executive offices)                        (Zip Code)



       Registrant's Telephone Number, Including Area Code: (801) 264-1060





                                 Does Not Apply
          (Former name or former address, if changed since last report)



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ITEM 2.01.  Completion of Acquisition of Memorial Insurance Company of America.

     On December 29, 2005, Security National Financial Corporation (the "Company"), through its subsidiaries, Security National Life Insurance Company, a Utah domiciled insurance company and wholly owned subsidiary of the Company, and Southern Security Life Insurance Company, a Florida domiciled insurance company and wholly owned subsidiary of Security National Life Insurance Company, completed a stock purchase transaction with Memorial Insurance Company of America, an Arkansas domiciled insurance company ("Memorial Insurance Company"), to purchase all of the outstanding shares of common stock of Memorial Insurance Company. Under the terms of the transaction, the shareholders of Memorial Insurance Company received $13,500,000 in consideration for all of the outstanding common shares of Memorial Insurance Company, with each shareholder having received a pro rata share of the total amount of the purchase consideration based upon the number of shares such shareholder owns.

     The shareholders received a total of $13,500,000 for their shares by means of distributions, with Security National Life Insurance Company and Southern Security Life Insurance Company simultaneously contributing sufficient capital and surplus to Memorial Insurance Company to maintain its status as an admitted insurer in good standing in the state of Arkansas. The transaction is to be treated, for federal and state tax purposes, as a part sale, part redemption of the Memorial Insurance Company stock. At the closing of the transaction, the shareholders of Memorial Insurance Company sold all of their shares of Memorial Insurance Company stock to Southern Security Life Insurance Company, such shares representing all of the issued and outstanding stock of Memorial Insurance Company. As a result, Memorial Insurance Company became a wholly-owned subsidiary of Southern Security Life Insurance Company.

     As of December 31, 2004, Memorial Insurance Company had 100,170 policies in force and 50 agents. For the year ended December 31, 2004, Memorial Insurance Company had revenues of $4,893,000 and net income of $2,158,000. As of December 31, 2004, the statutory assets and the capital and surplus of Memorial Insurance Company were $45,048,000 and $12,303,000, respectfully.

     Under the terms of the transaction, as set forth in the Stock Purchase Agreement dated September 23, 2005 among Security National Life Insurance Company, Southern Security Life Insurance Company, and Memorial Insurance Company, the shareholders agree, where applicable following the closing of the transaction, to maintain any existing policies from Memorial Insurance Company that were previously sold through such shareholders' funeral and mortuary businesses and to avoid replacing any of such policies with the policies of other insurance companies. The shareholders further agree to use their reasonable best efforts to support the business and operations of Memorial
Insurance Company, including, where applicable, to maintain a business relationship with Memorial Insurance Company to the extent such a business relationship existed prior to such closing.

     Moreover, Security National Life Insurance Company and Southern Security Life Insurance Company agree, pursuant to the terms of the Stock Purchase Agreement, to maintain the corporate offices of Memorial Insurance Company at its current location in Blytheville, Arkansas. Furthermore, Security National Life Insurance Company and Southern Security Life Insurance Company agree to use their best efforts, following the closing, to assist Memorial Insurance Company in retaining the sales agents and brokers in its business and operations. The obligations to complete the transaction were contingent upon approval of the transaction by the Arkansas Insurance Department. A hearing was held on December 9, 2005 with the Commissioner of the Arkansas Insurance Department to consider the request to approve the transaction, and the Commissioner issued an order dated December 21, 2005 approving the transaction.

     At the closing of the transaction, Security National Life Insurance Company and Memorial Insurance Company entered into a reinsurance agreement to reinsure the majority of the in force business of Memorial Insurance Company to Security National Life Insurance Company, as reinsurer, to the extent permitted by the Arkansas Insurance Department. The assets and liabilities to be reinsured under the reinsurance agreement will be deposited into a trust account, in which Zion's First National Bank has agreed to act as trustee. Under the terms of the reinsurance agreement, in the event of the insolvency of Security National Life Insurance Company, Zions First National Bank will hold the assets and liabilities in trust for purposes of the administration of the assets and liabilities with respect to such insolvency.

     As a result of the execution of the reinsurance agreement, certain insurance business and operations of Memorial Insurance Company will be transferred to Security National Life Insurance Company, including all policies in force as of the effective date thereof, except for certain policies to be retained by Memorial Insurance Company. Any future insurance business by Memorial Insurance Company will be covered by this reinsurance agreement. All of the business and operations of Memorial Insurance Company are to be transferred to Security National Life Insurance Company under the terms of the reinsurance agreement, except for capital and surplus of approximately $1,000,000. Thus, approximately $30,091,000 in assets and liabilities will be transferred from Memorial Insurance Company to Security National Life Insurance Company pursuant to the reinsurance agreement.

     At the closing of the stock purchase transaction, Memorial Insurance Company issued a $30,091,000 note to Security National Life Insurance Company payable, together with accrued interest, within 30 days from the date of issuance. The note is to be repaid in cash or in assets to be transferred to Security National Life Insurance Company. The note is secured by the assets owned by Memorial Insurance Company. In addition, Southern Security Life
Insurance Company contributed $2,200,000 to Memorial Insurance Company at closing in consideration for the surplus note. It is anticipated that Memorial Insurance Company will repay the surplus note in early 2006 using the proceeds from the sale of the investments in common stock that Memorial Insurance Company currently holds in its investment portfolio.

ITEM 9.01.  Financial Statements and Exhibits

     (a) It is impracticable for the Company to provide audited financial statements of Memorial Insurance Company at the time this report is required to be filed. The Company intends to file the required audited financial statement as soon as practicable but not later than 71 days after this report must be filed.

     (b)  The  Company   intends  to  file  the  required  pro  forma  financial
          information as soon as practicable but not later than 71 days after this report must be filed.

      (c)  Exhibits

          10.1 Stock Purchase Agreement among Security National Life Insurance Company, Southern Security Life Insurance Company, Memorial Insurance Company of America, and the shareholders of Memorial Insurance Company that have executed the Agreement by Shareholders of Memorial Insurance Company of America to Sell Shares in Stock Purchase Transaction.*

          10.2 Reinsurance Agreement between Security National Life Insurance Company and Memorial Insurance Company of America.

          10.3 Trust Agreement between Security National Life Insurance Company and Memorial Insurance Company of America.

          10.4 Promissory Note between Memorial Insurance Company as Maker and Security National Life Insurance Company as Payee.

          10.5 Security Agreement between Memorial Insurance Company as Debtor and Security National Life Insurance Company as Secured Party.

          10.6 Surplus Contribution Note between Memorial Insurance Company of America as Maker and Southern Security Life Insurance Company as Payee.

          10.7 Guaranty Agreement by Security National Life Insurance Company and Southern Security Life Insurance Company as Guarantors.

          10.8 Administrative Services Agreement between Security National Life Insurance Company and Memorial Insurance Company of America.

     * Incorporated by reference from Report on Form 8-K, as filed on September 27, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     SECURITY NATIONAL FINANCIAL CORPORATION
                                  (Registrant)



Date: January 4, 2006
                                By:  /s/ Scott M. Quist
                                -----------------------
                                        Scott M. Quist
                                        President and Chief Operating Officer